Leases	6 Months Ended
Jun. 30, 2023
Leases [Abstract]
Leases
7.	Leases

Operating lease right -of-use asset, net was as follows as of June 30, 2023 and December 31, 2022:

	As of June 30, 2023	As of December 31, 2022
	In thousands of USD

Beijing Office	$266	$266
Exchange gain and loss	(3)	-
Less: accumulated amortization	(111)	(64)
Right-of-use assets, net	$152	$202

The Company recognized lease expense amounted to approximately $0.04 million for the six months ended June 30, 2023. The lease period of the operating lease right-of-use asset Beijing office is 3 years.

Operating lease liability as of June 30, 2023 and December 31, 2022 consisted of the following:

	As of June 30, 2023	As of December 31, 2022
	In thousands of USD
Beijing office	$152	$272
Total operating lease liability	$152	$272

Analyzed for reporting purposes as:

	As of June 30, 2023	As of December 31, 2022
	In thousands of USD
Current maturities of operating lease liability	$86	$88
Long-term portion of operating lease liability	66	184
Total	$152	$272

Maturity analysis of operating lease liability as of June 30, 2023 is as follows:

Operating lease payment	BJ office
Discount rate at commencement	3.5%
One year	$90
Two years	67
Total undiscounted cash flows	$157
Total financing lease liabilities	152
Difference between undiscounted cash flows and discounted cash flows	5

The incremental borrowing rate for the Company is 3.5% and remaining lease term as of June 30, 2023 and December 31, 2022 is 1.75 years and 2.25 years, respectively.

The lease agreement of Office was entered into on March 29, 2022, bears interest at about 3.5% and will be matured on March 31, 2025. Lease payments for this agreement are to be made every year. As of June 30, 2023, the Company has paid $0.11 million to the lessee.